UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2025

NEXPOINT RESIDENTIAL TRUST, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 20, 2025, NexPoint Residential Trust, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”) under its shelf registration statement on Form S-3 (Registration No. 333-278402) filed by the Company with the SEC on March 29, 2024, which became effective upon filing (the “Current Registration Statement”) to continue the “at the market” equity offering of the Company’s common stock, par value $0.01 per share, which was previously registered pursuant to the Company's registration statement on Form S-3 (Registration No. 333-236876).

As of March 20, 2025, the Company has sold 1,120,910 shares of common stock having an aggregate purchase price of $62.3 million under its “at the market” equity offering. Pursuant to the Prospectus Supplement, the Company may issue shares of common stock that remain available for offer and sale through its “at the market” equity offering having an aggregate offering price of up to $162.7 million.

As previously disclosed, on March 4, 2020, the Company, its operating partnership, NexPoint Residential Trust Operating Partnership, L.P., and its adviser, NexPoint Real Estate Advisors, L.P., entered into separate equity distribution agreements (each, an “Equity Distribution Agreement”) with each of Jefferies LLC, Raymond James & Associates, Inc., Truist Securities, Inc. (f/k/a SunTrust Robinson Humphrey, Inc.) (“Truist”) and KeyBanc Capital Markets Inc. (“KeyBanc Capital Markets”), pursuant to which sales of the Company’s common stock in the “at the market offering” are made. On March 20, 2025, the Equity Distribution Agreements with each of KeyBanc Capital Markets and Truist were terminated.

The Company’s common stock is registered with the SEC pursuant to the Current Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”), and will be offered and sold pursuant to the Prospectus Supplement and the base prospectus dated March 29, 2024 relating to the Current Registration Statement.

The Company is filing this Current Report on Form 8-K to provide (i) the opinion of Ballard Spahr LLP with respect to certain matters of Maryland law in relation to the common stock, which opinion is attached as Exhibit 5.1 hereto, and (ii) the opinion of Winston & Strawn LLP with respect to the description of material U.S. federal income tax matters in relation to the Company’s common stock, which opinion is attached hereto as Exhibit 8.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation or sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of Ballard Spahr LLP
8.1	Opinion of Winston & Strawn LLP
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)
23.2	Consent of Winston & Strawn LLP (included in Exhibit 8.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Paul Richards
Name: Paul Richards Title: Chief Financial Officer, Executive VP-Finance, Treasurer and Assistant Secretary

Date: March 20, 2025